EXHIBIT 23.21

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 6, 1999 with respect to the financial statements of TGF Technologies, Inc. included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-96041) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                                /s/ KPMG LLP

Burlington, Vermont
February 10, 2000